Exhibit 10.1

Omnibus Amendment
and Consent
(Ferguson Receivables, LLC)
This Omnibus Amendment and Consent (this “Amendment”) is entered into by the undersigned parties as of November 10, 2025, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified prior to the date hereof (the “Existing Receivables Purchase Agreement”; as amended by this Amendment, the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc., “Ferguson”), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”) and FERGUSON ENTERPRISES INC. (successor to Ferguson plc, formerly Wolseley plc), a Delaware corporation (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, supplemented or modified prior to the date hereof (the “Existing Purchase and Contribution Agreement”; as amended by this Amendment, the “Purchase and Contribution Agreement”), among the Seller, Ferguson and the other Originators.
Preliminary Statements
(1)    The Seller and Ferguson have requested amendments to the Existing Receivables Purchase Agreement and the Existing Purchase and Contribution Agreement to (i) reflect certain changes in the manner in which the Seller and Ferguson track losses on Receivables and (ii) exclude certain Receivables from the Facility, and the Facility Agents are willing to consent to such amendments;
(2)    The parties hereto desire to amend (a) the Existing Receivables Purchase Agreement to (i) reflect changes in the manner in which the Seller and Ferguson track losses on Receivables and a Termination Event relating thereto, (ii) exclude certain Receivables from the Facility and (iii) make certain other changes and (b) the Existing Purchase and Contribution Agreement to exclude certain Receivables from the sale thereunder.
Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment or set forth herein, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement and the Purchase and Contribution Agreement are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment, as amended by this Amendment, as though the terms and obligations of each Agreement were set forth herein.
I.     Amendments to Receivables Purchase Agreement
Effective as of the Amendment Effective Date (as defined in Section 5.1 below), the Receivables Purchase Agreement is amended as follows:

1.1     Amendments of Definitions. The following amendments are made to Section 1.01 of the Receivables Purchase Agreement:
(a)     The definition of “Credit Agreement” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
“Credit Agreement” shall mean (i) the $1,500,000,000 Revolving Facility Agreement dated as of April 2, 2025, between the Parent, the Guarantors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and an Issuing Bank and the other Issuing Banks party thereto, as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time, or (ii) any credit agreement between the Parent and/or any Ferguson Party and a group of lenders which replaces the Credit Agreement in preceding clause (i).
(b)    The definition of “Excluded Receivables” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
“Excluded Receivables” shall mean (i) the indebtedness and payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the divisions of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging” and “Ferguson International”, (ii) on and after November 10, 2025, the indebtedness and payment obligations owed by Bristol-Myers Squibb Co. to Ferguson arising in connection with the sale of merchandise or rendering of services by Ferguson, (iii) Designated Excluded Receivables, and (iv) Acquisition Receivables.
(c)     The definition of “Permitted Liens” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
“Permitted Liens” shall mean, on any day, any Liens (i) securing the obligations of any Originator in connection with inventory financing and (ii) of a consignor in its consigned goods (and proceeds thereof) in the ordinary course of business, which in the aggregate for all Originators of clauses (i) and (ii) do not exceed 0.25% of the aggregate Outstanding Balance of Receivables on such day.
(d)     The definition of “Related Security” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
“Related Security” shall mean with respect to any Receivable:
    (a)    all Contracts with respect to such Receivable (other than any parts of such Contracts to the extent they relate to Excluded Receivables);
(b)    all of the applicable Originator’s interest, if any, in the goods (including returned goods) sold by such Originator and which gave rise to such Receivable;
(c)     all other security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;
(d)     all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise (other than any parts of such supporting agreements or arrangements to the extent they relate to Excluded Receivables);
(e)     all Records relating to, and all service contracts and any other contracts associated with, such Receivable, the related Contracts or the related Obligors (other than any parts of such Records to the extent they relate to Excluded Receivables); and
(f)     all Proceeds of the foregoing.

(e)     A new definition of “Loss-to-Liquidation Ratio” is hereby added to Section 1.01 of the Receivables Purchase Agreement in the appropriate alphabetical place to read as follows:
“Loss-to-Liquidation Ratio” shall mean a ratio (expressed as a percentage) calculated on any day, for the preceding Calculation Period, of (i) the aggregate gross write-offs of all Receivables during such Calculation Period to (ii) the aggregate amount of Collections received during such Calculation Period.
(f)     The definition of “Annual Gross Write-Off Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby deleted.
1.2     Amendment of Termination Event. The Termination Event specified in clause (m) (Annual Gross Write-Off Ratio) of Section 9.01 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with new clause (m) (Loss-to-Liquidation Ratio) and reads as follows:
(m)    3-month rolling average Loss-to-Liquidation Ratio exceeds 0.60%;
II.     Amendments to Purchase and Contribution Agreement
Effective as of the Amendment Effective Date (as defined in Section 5.1 below), the Purchase and Contribution Agreement is amended as follows:
1.1     Amendments of Definitions. The following amendments are made to Section 1.01 of the Purchase and Contribution Agreement:
(a)     The definition of “Excluded Receivables” in Section 1.01 of the Purchase and Contribution Agreement is hereby amended to read as follows:
“Excluded Receivables” shall mean (i) the indebtedness and payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the divisions of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging” and “Ferguson International”, (ii) on and after November 10, 2025, the indebtedness and payment obligations owed by Bristol-Myers Squibb Co. to Ferguson arising in connection with the sale of merchandise or rendering of services by Ferguson, (iii) Designated Excluded Receivables, and (iv) Acquisition Receivables.
(b)     The definition of “Related Security” in Section 1.01 of the Purchase and Contribution Agreement is hereby amended to read as follows:
“Related Security” shall mean with respect to any Receivable:
(a)     all Contracts with respect to such Receivable (other than any parts of such Contracts to the extent they relate to Excluded Receivables);
(b)     all of the applicable Originator’s interest, if any, in the goods (including returned goods) sold by such Originator and which gave rise to such Receivable;
(c)     all other security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;
(d)     all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise (other than any parts of such supporting agreements or arrangements to the extent they relate to Excluded Receivables);

(e)     all Records relating to, and all service contracts and any other contracts associated with, such Receivable, the related Contracts or the related Obligors (other than any parts of such Records to the extent they relate to Excluded Receivables); and
(f)     all Proceeds of the foregoing.
III.     Representations and Warranties
3.1     In order to induce the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:
(a)     prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
(b)     this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
(c)     prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.     Authorizing of UCC Filing
4.1    The Collateral Agent and the Seller hereby authorize the filing of, and shall, at the expense of Ferguson, on or about the Amendment Effective Date, file a UCC-3 amendment to the UCC-1 filing naming Ferguson as debtor and the Collateral Agent as assignee secured party, in order to exclude, as of the Amendment Effective Date, from the security interests of the Seller, the Purchasers, the Facility Agents and the Administrative Agent, the receivables owing to Ferguson by Bristol-Myers Squibb Co.
V.     Conditions To Effectiveness
5.1     The effectiveness of this Amendment shall occur on the date (the “Amendment Effective Date”) when the Administrative Agent and the Facility Agents shall have received (i) duly executed counterparts of this Amendment from each party hereto and (ii) all necessary credit approvals of their respective Purchase Groups.
VI.     Affirmation Of Ratification
6.1     The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VII.     Miscellaneous
7.1     Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, the Receivables Purchase Agreement and the Purchase and Contribution Agreement remain in full force and effect in accordance with their respective terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Receivables Purchase Agreement or the Purchase and Contribution Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.2    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
7.3     This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by emailed pdf, facsimile transmission or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment and any Transaction Document shall have the same validity and legal effect as the use of a signature affixed by hand (to the extent permitted by applicable law) and is made with the intention of authenticating this Amendment and any such Transaction Document, as applicable and evidencing the parties’ intention to be bound by the terms and conditions contained herein and therein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.
[Remainder of Page Left Intentionally Blank; Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

FERGUSON RECEIVABLES, LLC, as Seller

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an
Originator and Servicer

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

ENERGY & PROCESS CORPORATION, as an
Originator

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

FERGUSON FIRE DESIGN, LLC, as an
Originator

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

FERGUSON FIRE & FABRICATION, INC., as an
Originator

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

S.G. TORRICE, LLC, as an
Originator

By:	/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

FERGUSON ENTERPRISES INC., as Parent

By:	/s/ Shaun McElhannon
Name: Shaun McElhannon
Title: Treasurer

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

ROYAL BANK OF CANADA, as a
Committed Purchaser, a Facility Agent and Administrative Agent

By:	/s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a
Conduit Purchaser

By: Royal Bank of Canada, is Attorney-in-Fact

By:	/s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

TRUIST BANK, as a
Committed Purchaser and a Facility Agent

By:	/s/ Paul Cornely
Name: Paul Cornely
Title: Director

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

SMBC NIKKO SECURITIES AMERICA, INC., as a
Facility Agent

By:	/s/ Brandon Grant
Name: Brandon Grant
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a
Committed Purchaser

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]

Starbird Funding Corporation, as a
Conduit Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

BNP Paribas, as a
Committed Purchaser and a Facility Agent

By:	/s/ Carl Spalding
Name: Carl Spalding
Title: Managing Director

By:	/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

[Signature Page to Omnibus Amendment November2025
(Ferguson Receivables, LLC)]